Summary Prospectus dated May 1, 2017

Calvert VP Volatility Managed Growth Portfolio

Class F Shares

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Portfolio’s Prospectus and Statement of Additional Information, which contain more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2017, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, Statement of Additional Information, and other information about the Portfolio, go to www.calvert.com/variable-portfolios, email a request to Prospectusrequest@calvert.com, call
1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Portfolio. Unless otherwise noted, page number references refer to the current Prospectus for this Portfolio.

Investment Objective

The Portfolio pursues growth potential and some current income, while seeking to manage overall portfolio volatility.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)	Class F
Maximum sales charge (load) on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class F
Management fees(1)	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.12%
Acquired fund fees and expenses	0.08%
Total annual fund operating expenses	0.99%
Less fee waiver and/or expense reimbursement(2)	(0.08)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%

(1)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(2)

 Calvert Research and Management (“CRM” or the “Adviser”) has agreed to reimburse the Portfolio’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.83%.  This expense reimbursement will continue through April 30, 2018.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.  The contractual administrative fee is 0.12%. The Adviser has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

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you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or hold your shares at the end of those periods;

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your investment has a 5% return each year;

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the Portfolio’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class F shares	$93	$307	$539	$1,206

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of its portfolio’s average value.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Portfolio that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index, and which generally invests in a broad sample of the securities comprising the particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Portfolio seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Portfolio’s Sub-Advisers, is responsible for selecting the ETFs in which the Portfolio invests. Milliman Financial Risk Management LLC (“Milliman”), the Portfolio’s other Sub-Adviser, is responsible for executing the Portfolio’s volatility management strategy described below.

The Portfolio invests in ETFs and trades futures contracts that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions.  For additional information about each of the following indexes, please refer to the “Glossary of Certain Market Indices”.

U.S Equity Indices and Related Components

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NASDAQ 100 Index

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Standard & Poor’s (“S&P”) 500 Index

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S&P 500 Growth Index

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S&P 500 Value Index

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S&P MidCap 400 Index

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S&P MidCap 400 Growth Index

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S&P MidCap 400 Value Index

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Russell 2000® Index

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MSCI U.S. REIT Index

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S&P North American Natural Resources Sector Index

International Equity Indices and Related Components

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MSCI EAFE Index

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FTSE Emerging Index

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FTSE Developed ex North America Index

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FTSE Global All Cap ex U.S. Index

Fixed Income Indices and Related Components

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Bloomberg Barclays U.S. Aggregate Bond Index

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Bloomberg Barclays U.S. Aggregate Float Adjusted Index

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Bloomberg Barclays U.S. Treasury 20+ Year Index

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Bloomberg Barclays U.S. Treasury 7-10 Year Index

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Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index

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Bloomberg Barclays U.S. Credit 5-10 Year Index

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Bloomberg Barclays U.S. Intermediate Credit Index

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Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index

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Bloomberg Barclays U.S. Mortgage-Backed Securities Index

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

•

Bloomberg Barclays High Yield Very Liquid Index

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iBoxx USD Liquid Investment Grade Index

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Deutsche Bank Emerging Market USD Liquid Balanced Index

AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Portfolio’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below.  The targeted asset allocations shown in the chart do not sum to 100% because the Portfolio's composite benchmark includes a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	78%	55-95%
Fixed Income Indices (“Fixed Income ETFs”)	18%	10-40%

AIP may reallocate net assets among the various ETFs as market conditions warrant and may allocate portions of the Portfolio to ETFs that track equity and fixed income indices other than those listed above.

The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers whose fundamentals appeal to growth and value-oriented investors, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).

In its selection of investments for the Portfolio, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.

The Portfolio may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Portfolio needs to be rebalanced, or there is better opportunity elsewhere.

The Portfolio’s other Sub-Adviser, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Portfolio generally targets an annualized return volatility level of 12%. While Milliman attempts to manage the Portfolio’s volatility to this target, over any particular time horizon the Portfolio may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, although it is possible that other derivative instruments will be used in the future to implement the strategy. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman implements the volatility management strategy primarily through futures positions in an attempt to hedge against changes in market volatility and declines in the value of the Portfolio’s investments in ETFs. Milliman seeks to stabilize volatility in the Portfolio over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Portfolio’s futures positions in response to specific changes in the market and the Portfolio. To the extent that the volatility management strategy realizes gains, the Portfolio may use these gains to further invest in ETFs in an effort to increase long-term returns.

Futures contracts may involve the use of leverage, which represents a non-cash exposure to an underlying asset, index, rate or instrument.  Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. For example, an S&P 500 index future that has a contract multiplier of $50 per index point and an index level of 2300 points would have a notional value for this contract of $115,000.  The notional value of the Portfolio’s short futures positions will generally not exceed 95% of its net assets, which is the Portfolio’s maximum exposure to Equity ETFs. The notional value of the Portfolio’s long futures positions will

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

generally not exceed 10% of its net assets, which is an approximation of the portion of Portfolio’s net assets that will be allocated to the implementation of the volatility management strategy.

The Portfolio may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Portfolio also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.  Such trading may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains.

Principal Risks

Asset Allocation Risk. AIP’s selection of ETFs and the allocation of Portfolio assets to those ETFs may cause the Portfolio to underperform.

Management Risk. Individual investments of an ETF may not perform as expected, and the ETF’s portfolio management practices may not achieve the desired result. In addition, the volatility management strategy may not achieve its desired results.

Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Portfolio will deliver competitive returns.  The volatility management strategy may dampen the Portfolio’s downside risk over time, but may also cause the Portfolio’s investment returns to lag behind those of its benchmark, especially during a rising equity market, and this underperformance could be significant.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Portfolio will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Active Trading Strategy Risk. The Portfolio employs an active style that seeks to position the Portfolio with ETFs and derivatives that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), and may translate to higher transaction costs.

Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying ETFs, including the key risks below.

Stock Market Risk. The market prices of stocks held by the underlying ETFs may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.  Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events, including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

Real Estate Investing Risk.  Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying ETFs, including the key risks below.

Bond Market Risk. Economic and other events (whether real, expected or perceived) can reduce the demand for investments held by the Portfolio, which may reduce their market prices and cause the value of Portfolio shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Portfolio can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Portfolio to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other factors, markets could experience continuing high volatility, which could negatively impact the Portfolio’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Money Market Instruments.  The Portfolio shares the principal risks of money market securities held by the underlying ETFs, including the key risk below.

Risk of Money Market Instruments. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

Volatility Management. The Portfolio shares the principal risks associated with its volatility management strategy, including the key risks below.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio's returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Model Risk. The volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the Portfolio may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Portfolio may underperform in those market environments if the models forecast lower volatility.

Basis Risk. There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, changes in futures contract prices may not track those of the underlying securities or indexes they are intended to. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures position not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading.

Hedging Risk.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Portfolio’s investment in exchange-traded futures and their resulting costs could limit the Portfolio’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general. In addition, there may be deviations between the derivatives used in the volatility management strategy and the elements of risk those derivatives are meant to manage. For example, a portion of the annualized return volatility that the Portfolio will experience will arise from the Portfolio’s holdings of ETFs that invest in fixed-income securities; however, Milliman intends to use stock index futures contracts to implement the volatility management strategy. Accordingly, the volatility management strategy may not achieve its objective during periods when the fixed-income markets are unusually volatile.

Gap Risk. Large discontinuous jumps in the market may cause the volatility management strategy to underperform.

Credit Risk. The hedging strategies employed in the volatility management strategy can introduce counterparty credit risk, even though efforts are made to mitigate this risk through the use of collateral and clearing mechanisms.

Leverage Risk. The volatility management strategy employs leverage to utilize capital efficiently. While losses should in no circumstance exceed the value of the hedged position, they may be large relative to the amount of capital employed.

General Portfolio Investing Risks. The Portfolio is not a complete investment program and there is no guarantee that the Portfolio will achieve its investment objective. It is possible to lose money by investing in the Portfolio. The Portfolio is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Portfolio should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Portfolio is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with a broad-based securities market index.  The returns in the bar chart are for Class F shares.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.  The Portfolio’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

The table below also shows the Growth Portfolio Custom Blended Benchmark (18% Bloomberg Barclays U.S. Aggregate Bond Index, 58% Russell 3000® Index, 16% MSCI EAFE Index, 4% Three-Month T-Bill Bellwether Index, 4% MSCI USA IMI/Equity REITs Index), which is rebalanced monthly, because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns. As of December 31, 2016, the MSCI U.S. REIT Index component of the Growth Portfolio Custom Blended Benchmark was replaced with the MSCI USA IMI/Equity REITs Index.  The performance of each component of the Growth Portfolio Custom Blended Benchmark reflects no deduction for fees or expenses, except MSCI EAFE Index and MSCI USA IMI/Equity REITs Index, which reflect total returns net of fees and expenses.

Effective December 31, 2016, Calvert Research and Management (“CRM”) is the investment adviser to the Portfolio and performance reflected prior to such date is that of the Portfolio’s former investment adviser, Calvert Investment Management, Inc.  There was no change in the Portfolio’s investment sub-advisers in connection with the change in adviser.  The returns shown do not reflect fees and charges imposed under the Policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

For the period ended December 31, 2016, the highest quarterly total return was 3.88% for the quarter ended June 30, 2014 and the lowest quarterly return was -6.25% for the quarter ended September 30, 2015.

Average Annual Total Returns as of December 31, 2016	One Year	Since Inception
Class F	5.56%	3.79%
S&P 500 Daily Risk Control 12% Index (reflects no deduction for fees or expenses)	7.71%	7.51%
Growth Portfolio Custom Blended Benchmark	8.41%	7.70%

Inception date of Class F shares is April 30, 2013. Investors cannot invest directly in an Index.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Portfolio.

Investment Sub-Adviser. Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser. Milliman Financial Risk Management LLC (“Milliman”).

Portfolio Managers.

Kevin L. Keene, Portfolio Manager of AIP, has managed the Portfolio since April 2013;

Adam Schenk, CFA, FRM, Financial Risk Management Portfolio Management at Milliman, has managed the Portfolio since April 2013; and

Blake Graves, FRM, Financial Risk Management Portfolio Management at Milliman, has managed the Portfolio since April 2013.

Purchase and Redemption of Shares

Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

Tax Information

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

Payments to Insurance Companies and their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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Calvert VP Volatility Managed Growth Portfolio

Summary Prospectus dated May 1, 2017